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PROSPECTUS SUPPLEMENT

NORTHERN FUNDS - EQUITY FUNDS

SUPPLEMENT DATED JANUARY 28, 2004 TO PROSPECTUS DATED JULY 31, 2003

THE FOLLOWING REPLACES THE FIFTH PARAGRAPH UNDER "FUND MANAGEMENT" ON PAGE 40 OF THE PROSPECTUS:

The management team leaders for the LARGE CAP VALUE FUND are M. David Roberts, Betsy Turner and Alan R. Britton, each a Vice President with Northern Trust. Mr. Roberts has had such responsibility since August 2000, and Ms. Turner and Mr. Britton since January 2004. Mr. Roberts joined Northern Trust in May 2000. From 1996 to 2000, Mr. Roberts was with Carl Domino Associates, L.P. where he managed various equity portfolios. Ms. Turner joined Carl Domino Associates, L.P. in 1993 and managed equity and fixed income portfolios until joining Northern Trust in May 2000. Mr. Britton also joined Northern Trust in May 2000. From 1998 to 2000, he managed various equity portfolios for Carl Domino Associates, L.P.

[NORTHERN FUNDS LOGO]

529947 EQTYSPT 2/04


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P.O. Box 75986
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800/595-9111
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